UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2026
ETSY, INC.
(Exact name of registrant as specified in its charter)
_____________________________________

Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 2.02. Results of Operations and Financial Condition.
Shareholder Letter
On August 5, 2026, Etsy, Inc. issued a Shareholder Letter announcing its financial results for the quarter ended June 30, 2026. A copy of the Shareholder Letter is furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.
Information in Item 2.02 and Exhibit 99.1 of this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Item 2.05. Costs Associated with Exit or Disposal Activities.
Restructuring Plan
On August 3, 2026, the Audit Committee of the Board of Directors of Etsy (the “Board”), acting pursuant to a delegation of authority from the Board, approved a restructuring plan intended to better align the organization with Etsy's long-term strategic priorities, including by simplifying Etsy’s structure to improve coordination and speed of decision-making (the “Restructuring Plan”).

The Restructuring Plan will reduce the size of our workforce by approximately 220 employees, or approximately 12%. Following the Restructuring Plan, headcount is expected to be approximately 1,600 people. In connection with the Restructuring Plan, Etsy estimates that it will incur approximately $35 million in charges, largely made up of cash expenditures consisting of severance payments, employee benefits, and related costs. Etsy expects that the charges will be incurred and the execution of the Restructuring Plan will be substantially complete by the end of the third quarter of 2026.

Item 7.01. Regulation FD Disclosure.
Restructuring Plan
On August 5, 2026, Etsy issued an employee communication relating to the Restructuring Plan, which is shared in part as Exhibit 99.2 to this Form 8-K and is incorporated by reference.

Information in Item 7.01 and Exhibit 99.2 of this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise incorporated by reference into any filing pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01. Other Events.
Stock Repurchase Authorization
On August 3, 2026, the Audit Committee of the Board, acting pursuant to a delegation of authority from the Board, approved a new stock repurchase program that authorizes Etsy to repurchase up to an additional $2 billion of its common stock. The authorization has no expiration date and may be modified, suspended, or terminated at any time by the Board. The number of shares to be repurchased and the timing of repurchases will depend on a number of factors, including, but not limited to, stock price, trading volume, and general market conditions, along with Etsy’s working capital requirements, general business conditions, and other factors.

Under the authorization, Etsy may purchase shares of its common stock through various means, including open market transactions, privately negotiated transactions, tender offers, or any combination thereof. In addition, open market repurchases of common stock have been and could be made pursuant to trading plans established pursuant to Rule 10b5-1 under the Exchange Act, as amended, which would permit common stock to be repurchased at a time that Etsy might otherwise be precluded from doing so under insider trading laws or self-imposed trading restrictions.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements concerning the Restructuring Plan, including the amount of the related charges and cash and non-cash expenditures; the anticipated timeline of such costs, charges, implementation, or completion; the objectives of the Restructuring Plan and the expected benefits; Etsy’s guidance for the third quarter and full year 2026; and future results of operations and financial position of our business.
Forward-looking statements include all statements that are not historical facts. In some cases, forward-looking statements can be identified by terms such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “plan,” “should,” “will,” or similar expressions and the negatives of those words. Forward-looking statements involve substantial risks and uncertainties that may cause actual results to differ materially from those that Etsy expects. Many factors could cause Etsy's future results of operations or the actual results of the Restructuring Plan to differ materially from those expressed in these forward-looking statements. For the Restructuring Plan, these factors include, among other things: (i) the preliminary nature of our estimates of the charges and cash expenditures to be incurred in connection with the Restructuring Plan, which are subject to change as we make decisions and refine these estimates over time; (ii) timing delays in implementing the Restructuring Plan due to legal requirements and other factors; and (iii) potential disruption to our business and operations as we implement the Restructuring Plan. Other risks and uncertainties that may cause actual results to differ materially from those that Etsy expects are described in Etsy’s filings with the Securities and Exchange Commission, including in the section titled “Risk Factors” in Etsy’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and subsequent reports that Etsy files with the Securities and Exchange Commission. In light of these risks, you should not place undue reliance on such forward-looking statements. Forward-looking statements represent Etsy’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. Etsy disclaims any obligation to update forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Shareholder Letter issued by Etsy, Inc. on August 5, 2026
99.2	Message from Kruti Patel Goyal to employees on August 5, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Charles Baker
Charles Baker
Chief Financial Officer
Dated: August 5, 2026
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